                                                                      EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 1999.




                              /s/ J. HAROLD CHANDLER
                              _______________________
                                  J. HAROLD CHANDLER

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of July, 1999.




                                                 /s/ JAMES E. DALTON, JR.
                                                 ________________________
                                                     JAMES E. DALTON, JR.

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 1999.




                              /s/ RODNEY C. GILBERT
                              _____________________
                                  RODNEY C. GILBERT

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of July, 1999.




                               /s/ ELMER B. HARRIS
                               ___________________
                                   ELMER B. HARRIS

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of July, 1999.




                               /s/ VICTORIA B. JACKSON
                               _______________________
                                   VICTORIA B. JACKSON

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of July, 1999.




                               /s/ RONALD L. KUEHN, JR.
                               _________________________
                                   RONALD L. KUEHN, JR.

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 1999.




                               /s/ JAMES R. MALONE
                               ____________________
                                   JAMES R. MALONE

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 1999.




                              /s/ FRANCIS A. NEWMAN
                              _____________________
                                  FRANCIS A. NEWMAN

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of July, 1999.




                              /s/ CLAUDE B. NIELSEN
                              ______________________
                                  CLAUDE B. NIELSEN

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 1999.




                             /s/ BENJAMIN F. PAYTON
                             _______________________
                                 BENJAMIN F. PAYTON

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the acquisition of First American Corporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 1999.




                             /s/ HERBERT A. SKLENAR
                             _______________________
                                 HERBERT A. SKLENAR